EXHIBIT 99.(a)(6)

                            ARTICLES SUPPLEMENTARY TO
                            ARTICLES OF INCORPORATION
                                       OF
                              ACCESSOR FUNDS, INC.

         Pursuant to Section 2-105(c), 2-208.1, 2-605(a)(4) and 2-607 of the
Maryland General Corporation Law, as amended ("Code"), Accessor Funds, Inc. (the "Corporation"), a Maryland corporation organized on June 10, 1991, adopts the following Articles Supplementary to the Corporation's Amended and Restated Articles of Incorporation (the "Articles of Incorporation").

         FIRST: Immediately prior to this supplement, the total number of shares of stock that the Corporation had authority to issue was fifteen billion (15,000,000,000) shares, with a par value of one tenth of one cent ($.001) per share, for an aggregate par value of Fifteen Million Dollars ($15,000,000.00). Pursuant to powers granted to the Board of Directors in Article IV of the Articles of Incorporation, the Board of Directors had established and classified fifteen (15) classes of shares of capital stock (each, referred to as a "Series"), comprising Fifteen Billion (15,000,000,000) shares in the aggregate, and further designated sub-classes of stock (each a "Class" and together the "Classes") within each series known as the following with the corresponding number of authorized shares:

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor Growth Fund/Advisor Class Shares                                 200,000,000
Accessor Growth Fund/Investor Class Shares                                150,000,000
Accessor Growth Fund/C Class Shares                                       150,000,000
Accessor Value Fund/Advisor Class Shares                                  200,000,000
Accessor Value Fund/Investor Class Shares                                 150,000,000
Accessor Value Fund/C Class Shares                                        150,000,000
Accessor Small to Mid Cap Fund/Advisor Class Shares                       200,000,000

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor Small to Mid Cap Fund/Investor Class Shares                      150,000,000
Accessor Small to Mid Cap Fund/C Class Shares                             150,000,000
Accessor International Equity Fund/Advisor Class Shares                   200,000,000
Accessor International Equity Fund/Investor Class Shares                  150,000,000
Accessor International Equity Fund/C Class Shares                         150,000,000
Accessor High Yield Bond Fund/Advisor Class Shares                        200,000,000
Accessor High Yield Bond Fund/Investor Class Shares                       150,000,000
Accessor High Yield Bond Fund/C Class Shares                              150,000,000
Accessor Intermediate Fixed-Income Fund/Advisor Class Shares              200,000,000
Accessor Intermediate Fixed-Income Fund/Investor Class Shares             150,000,000
Accessor Intermediate Fixed-Income Fund/C Class Shares                    150,000,000
Accessor Short-Intermediate Fixed-Income Fund/Advisor Class Shares        200,000,000
Accessor Short-Intermediate Fixed-Income Fund/Investor Class Shares       150,000,000
Accessor Short-Intermediate Fixed-Income Fund/C Class Shares              150,000,000
Accessor Mortgage Securities Fund/Advisor Class Shares                    200,000,000
Accessor Mortgage Securities Fund/Investor Class Shares                   150,000,000
Accessor Mortgage Securities Fund/C Class Shares                          150,000,000
Accessor U.S. Government Money Fund/Advisor Class Shares                2,000,000,000
Accessor U.S. Government Money Fund/Investor Class Shares               2,000,000,000
Accessor U.S. Government Money Fund/Institutional Class Shares          2,000,000,000
Accessor U.S. Government Money Fund/C Class Shares                      2,000,000,000
Accessor Income Allocation Fund/Advisor Class Shares                      200,000,000

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor Income Allocation Fund/Investor Class Shares                     150,000,000
Accessor Income Allocation Fund/C Class Shares                            150,000,000
Accessor Income and Growth Allocation Fund/Advisor Class Shares           200,000,000
Accessor Income and Growth Allocation Fund/Investor Class Shares          150,000,000
Accessor Income and Growth Allocation Fund/C Class Shares                 150,000,000
Accessor Balanced Allocation Fund/Advisor Class Shares                    200,000,000
Accessor Balanced Allocation Fund/ Investor Class Shares                  150,000,000
Accessor Balanced Allocation Fund/C Class Shares                          150,000,000
Accessor Growth and Income Allocation Fund/Advisor Class Shares           200,000,000
Accessor Growth and Income Allocation Fund/ Investor Class Shares         150,000,000
Accessor Growth and Income Allocation Fund/C Class Shares                 150,000,000
Accessor Growth Allocation Fund/Advisor Class Shares                      200,000,000
Accessor Growth Allocation Fund/Investor Class Shares                     150,000,000
Accessor Growth Allocation Fund/C Class Shares                            150,000,000
Accessor Aggressive Growth Allocation Fund/Advisor Class Shares           200,000,000
Accessor Aggressive Growth Allocation Fund/Investor Class Shares          150,000,000
Accessor Aggressive Growth Allocation Fund/C Class Shares                 150,000,000
                                                                          ===========
                                                    Total              15,000,000,000

         SECOND: At a meeting of the Board of Directors (the "Board") of the Corporation held on August 13, 2003, the Board voted to supplement the Articles of Incorporation of the Corporation and approved increasing or decreasing the number of shares allocated to each Series, and each Class within each Series, and authorizing the creation of an additional Class of stock in each Series--A Class shares.

         THIRD: The total number of shares of capital stock that the Corporation has authority to issue remains fifteen billion (15,000,000,000) and remains unchanged and the par value of the shares of capital stock of the Corporation remains one tenth of one cent ($0.001) per share. Before the designation and reclassification described herein, the aggregate par value of all of the authorized shares was fifteen million dollars ($15,000,000) and so remains.


         FOURTH: Pursuant to powers granted to the Board of Directors in Article IV of the Articles of Incorporation, the Board of Directors has allocated the shares of each Series to each Class as follows:

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor Growth Fund/Advisor Class Shares                                  250,000,000
Accessor Growth Fund/Investor Class Shares                                  50,000,000
Accessor Growth Fund/A Class Shares                                        250,000,000
Accessor Growth Fund/C Class Shares                                        150,000,000
Accessor Value Fund/Advisor Class Shares                                   250,000,000
Accessor Value Fund/Investor Class Shares                                   50,000,000
Accessor Value Fund/A Class Shares                                         250,000,000
Accessor Value Fund/C Class Shares                                         150,000,000
Accessor Small to Mid Cap Fund/Advisor Class Shares                        250,000,000
Accessor Small to Mid Cap Fund/Investor Class Shares                        50,000,000
Accessor Small to Mid Cap Fund/A Class Shares                              250,000,000

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor Small to Mid Cap Fund/C Class Shares                              150,000,000
Accessor International Equity Fund/Advisor Class Shares                    250,000,000
Accessor International Equity Fund/Investor Class Shares                    50,000,000
Accessor International Equity Fund/A Class Shares                          250,000,000
Accessor International Equity Fund/C Class Shares                          150,000,000
Accessor High Yield Bond Fund/Advisor Class Shares                         250,000,000
Accessor High Yield Bond Fund/Investor Class Shares                         50,000,000
Accessor High Yield Bond Fund/A Class Shares                               250,000,000
Accessor High Yield Bond Fund/C Class Shares                               150,000,000
Accessor Intermediate Fixed-Income Fund/Advisor Class Shares               250,000,000
Accessor Intermediate Fixed-Income Fund/Investor Class Shares               50,000,000
Accessor Intermediate Fixed-Income Fund/A Class Shares                     250,000,000
Accessor Intermediate Fixed-Income Fund/C Class Shares                     150,000,000
Accessor Short-Intermediate Fixed-Income Fund/Advisor Class Shares         250,000,000
Accessor Short-Intermediate Fixed-Income Fund/Investor Class Shares         50,000,000
Accessor Short-Intermediate Fixed-Income Fund/A Class Shares               250,000,000
Accessor Short-Intermediate Fixed-Income Fund/C Class Shares               150,000,000
Accessor Mortgage Securities Fund/Advisor Class Shares                     250,000,000
Accessor Mortgage Securities Fund/Investor Class Shares                     50,000,000
Accessor Mortgage Securities Fund/A Class Shares                           250,000,000
Accessor Mortgage Securities Fund/C Class Shares                           150,000,000
Accessor U.S. Government Money Fund/Advisor Class Shares                 4,100,000,000

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor U.S. Government Money Fund/Investor Class Shares                  500,000,000
Accessor U.S. Government Money Fund/Institutional Class Shares             500,000,000
Accessor U.S. Government Money Fund/A Class Shares                         500,000,000
Accessor U.S. Government Money Fund/C Class Shares                         500,000,000
Accessor Income Allocation Fund/Advisor Class Shares                       200,000,000
Accessor Income Allocation Fund/Investor Class Shares                       50,000,000
Accessor Income Allocation Fund/A Class Shares                             150,000,000
Accessor Income Allocation Fund/C Class Shares                             150,000,000
Accessor Income and Growth Allocation Fund/Advisor Class Shares            200,000,000
Accessor Income and Growth Allocation Fund/Investor Class Shares            50,000,000
Accessor Income and Growth Allocation Fund/A Class Shares                  150,000,000
Accessor Income and Growth Allocation Fund/C Class Shares                  150,000,000
Accessor Balanced Allocation Fund/Advisor Class Shares                     200,000,000
Accessor Balanced Allocation Fund/ Investor Class Shares                    50,000,000
Accessor Balanced Allocation Fund/A Class Shares                           150,000,000
Accessor Balanced Allocation Fund/C Class Shares                           150,000,000
Accessor Growth and Income Allocation Fund/Advisor Class Shares            200,000,000
Accessor Growth and Income Allocation Fund/ Investor Class Shares           50,000,000
Accessor Growth and Income Allocation Fund/A Class Shares                  150,000,000
Accessor Growth and Income Allocation Fund/C Class Shares                  150,000,000
Accessor Growth Allocation Fund/Advisor Class Shares                       200,000,000
Accessor Growth Allocation Fund/Investor Class Shares                       50,000,000

Series                                                                  Shares Authorized
------                                                                  -----------------
Accessor Growth Allocation Fund/A Class Shares                             150,000,000
Accessor Growth Allocation Fund/C Class Shares                             150,000,000
Accessor Aggressive Growth Allocation Fund/Advisor Class Shares            200,000,000
Accessor Aggressive Growth Allocation Fund/Investor Class Shares            50,000,000
Accessor Aggressive Growth Allocation Fund/A Class Shares                  150,000,000
Accessor Aggressive Growth Allocation Fund/C Class Shares                  150,000,000
                                                                           ===========
                                                     Total              15,000,000,000

         FIFTH: The Investor Class, Advisor Class, Institutional Class, A Class and C Class shares of each series (as applicable) shall represent investment in the same Series (that is, the same pool of assets) and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, except as provided in the Corporation's Articles of Incorporation and as set forth below:

(1) The net asset values of Investor Class, Advisor Class, Institutional Class, A Class and C Class shares shall be calculated separately. In calculating the net asset values,

         (a) Each class shall be charged with the transfer agency fees and Rule 12b-1 fees (or equivalent fees by any other name) attributable to that class, and not with the transfer agency fees and Rule 12b-1 (or equivalent fees by any other name attributable to any other class);

         (b) Each class shall be charged separately with such other expenses as may be permitted by the Securities and Exchange Commission rule or order and as the board of directors shall deem appropriate;

         (c) All other fees and expenses shall be charged to both classes, in the proportion that the net asset value of the Portfolio, except as the Securities and Exchange Commission may otherwise require;

(2) Dividends and other distributions shall be paid on Investor Class, Advisor Class, Institutional Class, A Class and C Class shares at the same time. The amounts of all dividends and other distributions shall be calculated separately for Investor Class, Advisor Class, Institutional Class, A Class and C Class shares. In calculating the amount of any dividend or other distribution,

         (a) Each class shall be charged with the transfer agency fees and Rule 12b-1 fees (or equivalent fees by any other name) attributable to that class, and not with the transfer agency fees and Rule 12b-1 (or equivalent fees by any other name) attributable to any other class;

         (b) Each class shall be charged separately with such other expenses as may be permitted by the Securities and Exchange Commission rule or order and as the Board of Directors shall deem appropriate;

         (c) All other fees and expenses shall be charged to both classes, in the proportion that the net asset value of the Portfolio, except as the Securities and Exchange Commission may otherwise require;

(3) Each class shall vote separately on matters pertaining only to that class, as the Directors shall from time to time determine. On all other matters, all classes shall vote together, and every share, regardless of class, shall have an equal vote with every other share.

         SIXTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

         SEVENTH: The reclassification described herein was effected by the Board of Directors of the Corporation pursuant to a power contained in Article IV, Section 2 of the Corporation's Articles of Incorporation.

         IN WITNESS WHEREOF, the undersigned President of Accessor Funds, Inc. hereby executes these Articles Supplementary on behalf of the Corporation, and hereby acknowledges these Articles Supplementary to be the act of the Corporation and further states under the penalties for perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.



                                         ACCESSOR FUNDS, INC.

                                         By:   /s/ J. Anthony Whatley III
                                               ------------------------------

                                               J. Anthony Whatley, III
                                               President
                                         Date: September 23, 2003


     Witness:

     /s/ Christine J. Stansbery
     -----------------------------------
     Christine J. Stansbery
     Secretary
     Date:    September 23, 2003